                                                                    EXHIBIT 99.6


              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                    SECOND QUARTER ENDED FISCAL 1998 (000'S)


                                                            HISTORICAL (UNAUDITED)
                                          ---------------------------------------------------------
                                          SANTA BARBARA
                                           RESTAURANT                    SIXTEEN JB'S      JBRI
                                             GROUP       TIMBER LODGE    RESTAURANTS     (52 UNITS)   PRO FORMA          TOTAL
                                            JUNE 30,        JUNE 17,      AUGUST 10,     AUGUST 10,   COMBINED         PRO FORMA
                                              1998           1998           1998            1998     ADJUSTMENTS       COMBINED
                                          -------------  ------------    ------------    ----------  -----------       ---------
Cash and cash equivalents ...............    $  335        $    35          $  327        $ 1,060     $ 4,500 (a)      $ 6,257
Short term investments...................     3,123             --              --             --          --            3,123
Other current assets ....................       696          1,354             361          2,351        (608)(b)        4,154
                                             ------        -------          ------        -------     -------          -------
Total current assets ....................     4,154          1,389             688          3,411       3,892           13,534
Cost in excess of assets acquired .......        --             --             839          2,728      10,189 (c)(d)(e) 13,756
Other non-current assets ................     1,362         13,732           4,782         16,801      (2,797)(f)       33,880
                                             ------        -------          ------        -------     -------          -------
Total assets ............................    $5,516        $15,121          $6,309        $22,940     $11,284          $61,170
                                             ======        =======          ======        =======     =======          =======

Accounts payable ........................    $  442        $   860          $  647        $ 2,702     $    --          $ 4,651
Other current liabilities ...............       139          1,558           1,399          5,003          --            8,099
                                             ------        -------          ------        -------     -------          -------
Total current liabilities ...............       581          2,418           2,046          7,705          --           12,750
Long-term debt and capital lease
  obligations, excluding current portion         --             --           1,289          5,320          --            6,609
Other non-current liabilities ...........        55          1,258              --          1,883       2,584 (e)(n)     5,780
                                             ------        -------          ------        -------     -------          -------
Total liabilities .......................       636          3,676           3,335         14,908       2,584           25,139
Stockholders' equity ....................     4,880         11,445           2,974          8,032       8,700 (g)       36,031
                                             ------        -------          ------        -------     -------          -------
Total liabilities and stockholders' equity   $5,516        $15,121          $6,309        $22,940     $11,284          $61,170
                                             ======        =======          ======        =======     =======          =======

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS SIX MONTHS ENDED FISCAL 1998 (000'S EXCEPT PER SHARE AMOUNTS)

                                                            HISTORICAL (UNAUDITED)
                                          ---------------------------------------------------------
                                          SANTA BARBARA
                                           RESTAURANT                    SIXTEEN JB'S       JBRI
                                             GROUP       TIMBER LODGE    RESTAURANTS     (52 UNITS)   PRO FORMA        TOTAL
                                            JUNE 30,        JUNE 17,      AUGUST 10,     AUGUST 10,   COMBINED       PRO FORMA
                                              1998           1998           1998            1998     ADJUSTMENTS     COMBINED
                                          -------------  ------------    ------------    ----------  -----------     ---------
Total Revenues ...........................   $2,495         $14,476         $8,154         $26,324     $   0          $51,449
Operating Expenses:
   Food and packaging ....................      560           5,404          2,728           8,170         0           16,862
   Payroll and other employee benefits ...      449           4,233          3,083           9,634         0           17,399
   Occupancy and other expense (l) .......      417           3,572          1,879           5,974      (112)(h)       11,730
   General and administrative expenses (m)      649             797            610           2,022       127 (i)        4,205
                                             ------         -------         ------         -------     -----          -------
            Total operating expense.......    2,075          14,006          8,300          25,800        15           50,196
Operating income (loss) ..................      420             470           (146)            524       (15)           1,253
Interest income (expense) ................      118              (9)           (66)           (252)        0             (209)
Other income (expense), net ..............       (5)             29              7             126         0              157
                                             ------         -------         ------         -------     -----          -------
Income (loss) before income taxes.........      533             490           (205)            398       (15)           1,201
Provision (benefit) for income taxes .....        0             147            (60)            117      (155)(j)           49
                                             ------         -------         ------         -------     -----          -------
Net income (loss) ........................   $  533         $   343         $ (145)        $   281     $ 140          $ 1,152
                                             ======         =======         ======         =======     =====          =======
Basic earnings per share .................                                                                            $  0.09
Diluted earnings per share ...............                                                                            $  0.09
Basic weighted average shares ............                                                                             12,704
Diluted weighted average shares ..........                                                                             12,980
Shares outstanding .......................                                                                             12,704
Book value per share .....................                                                                            $  2.84

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
            FISCAL YEAR ENDED 1997 (000'S EXCEPT PER SHARE AMOUNTS)

                                                                       Historical
                                         Historical     Historical       Sixteen         JBRI
                                          GB Foods     Timber Lodge    Restaurants    (52 units)     Pro Forma      Total
                                        December 31,   December 31,    January 26,    January 26,    Combined     Pro Forma
                                            1997           1997           1998           1998       Adjustments    Combined
                                        ------------   ------------    -----------    -----------   -----------   ---------
Total Revenues .........................   $5,237        $26,536        $13,970        $45,431         $  0        $91,174
Operating Expenses:
   Food and packaging ..................    1,152          9,944          4,524         14,232            0         29,852
   Payroll and other employee benefits..      870          7,600          5,460         17,301            0         31,231
   Occupancy and other expense (l)......      822          5,607          3,727         11,318         (200)(h)     21,274
   General and administrative expenses (m)  1,667          1,971            771          2,550          254 (i)      7,213
                                           ------        -------        -------        -------        -----        -------
            Total operating expense .....   4,511         25,122         14,482         45,401           54         89,570
Operating income (loss) .................     726          1,414           (512)            30          (54)         1,604
Interest income (expense) ...............     143            (89)          (197)          (619)           0           (762)
Other income (expense), net .............     (15)            69             67            201            0            322
                                           ------        -------        -------        -------        -----        -------
Income (loss) before income taxes........     854          1,394           (642)          (388)         (54)         1,164
Provision (benefit) for income taxes ....                    412           (249)          (150)          85 (j)         98
                                           ------        -------        -------        -------        -----        -------
Net income (loss) .......................  $  854        $   982        $  (393)       $  (238)       $(139)       $ 1,066
                                           ======        =======        =======        =======        =====        =======
Basic earnings per share ................                                                                          $  0.09
Diluted earnings per share ..............                                                                          $  0.08
Basic weighted average shares ...........                                                                           12,420
Diluted weighted average shares .........                                                                           13,466
Shares outstanding ......................                                                                           12,699


      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

(a) To record the exercise of 1,000,000 common stock purchase warrants by Fidelity for $5 million and the payment of an additional $500,000 of acquisition costs to be incurred to complete the Merger (see notes d and e).

(b) To eliminate pre-existing unamortized preopening costs of $608,000 reflected on the Timber Lodge balance sheet.

(c) To record the excess consideration paid by Timber Lodge over the preliminary estimate of the fair value of the net assets acquired of the Sixteen Restaurants. The excess consideration amounts to $2,543,000 and will be amortized over 40 years. Timber Lodge issued 687,890 new shares to CKE valued at $6.80 per share.

     Total consideration (687,890 shares at $6.80 per share)......................   $4,678,000
                                                                                     ----------
     Historical stockholders' equity of the Sixteen Restaurants as reflected on
       pro forma balance sheet ...................................................    2,974,000

     Less the elimination of pre-existing unamortized costs in excess of net
       assets acquired ...........................................................     (839,000)
                                                                                     ----------
     Estimated Fair Value of new assets acquired .................................    2,135,000
                                                                                     ----------
     Excess consideration over estimated fair value ..............................   $2,543,000
                                                                                     ==========

(d) To record the excess consideration paid by SBRG over the estimated fair value of net Timber Lodge assets acquired, plus the acquisition costs incurred to complete the Merger. SBRG issued 4,127,638 new shares which, based on the average closing price of SBRG common stock five days before and after the approval of the merger (September 1, 1998), are valued at $5.10 per share. The excess consideration is $8,496,000 and will be amortized over 40 years.


     Total consideration (4,127,638 shares at $5.10 per share)....................  $21,051,000
                                                                                    -----------
     Historical stockholders' equity of Timber Lodge as reflected on pro forma
       balance sheet  ............................................................   11,445,000
     Total consideration paid by Timber Lodge for the Sixteen Restaurants
       (note c) ..................................................................    4,678,000
     Less a reduction to the carrying amount of the Timber Lodge property and
       equipment (note f) ........................................................   (2,104,000)
     Less the elimination of pre-existing unamortized preopening costs
       (note b) ..................................................................     (608,000)
     Reserve (see note n) ........................................................     (556,000)
                                                                                    -----------
     Estimated Fair Value of Timber Lodge assets after the acquisition of
       Sixteen Restaurants .......................................................   12,855,000
                                                                                    -----------

     Excess consideration over estimated fair value...............................    8,196,000

     Additional acquisition and registration costs ...............................      300,000
                                                                                    -----------
                                                                                    $ 8,496,000
                                                                                    ===========

(e) To record the excess consideration paid by SBRG over the estimated fair value of net JBRI assets acquired, plus acquisition costs incurred. The consideration paid by SBRG was one million shares of SBRG common stock valued at $5.10 per share. The excess consideration is $2,717,000 and will be amortized over 40 years.

     Total consideration (1,000,000 shares at $5.10 per share)....................  $5,100,000
                                                                                    ----------
     Historical stockholders' equity of JBRI as reflected on pro forma balance
       sheet .....................................................................   8,032,000

     Less the elimination of pre-existing unamortized costs in excess of net assets acquired............................................................  (2,728,000)

     Less an increase to the pre-exiting liability for retirement payments to
       reflect the estimated net present value of the underlying obligation ......    (500,000)

     Less a reduction to the carrying amount of the JBRI property and
       equipment (note f) ........................................................    (693,000)
     Reserve (see note n) ........................................................  (1,528,000)
                                                                                    ----------
     Estimated Fair Value of new assets acquired .................................   2,583,000
                                                                                    ----------

     Excess consideration over estimated fair value ..............................   2,517,000

     Additional acquisition costs ................................................     200,000
                                                                                    ----------
                                                                                    $2,717,000
                                                                                    ==========

(f) Net reduction in the historical carrying amounts of Timber Lodge and JBRI property and equipment of $2,104,000 and $693,000, respectively, to properly reflect their estimated fair values.

(g) The net increase in pro forma combined stockholders' equity of SBRG consists of the following:

     Issued common stock for the acquisition of Timber Lodge (4,127,638 shares at $5.10 per share)........................................................  $ 21,051,000
     Issued common stock for the Exercise of Fidelity Warrants (1,000,000 shares
       of $5.00 warrants).........................................................     5,000,000
     Issued common stock for the acquisition of JBRI (1,000,000 shares at
       $5.10 per share)...........................................................     5,100,000
     Less the elimination of the historical stockholders' equity of JBRI..........    (8,032,000)
     Less the elimination of the historical stockholders' equity of Timber Lodge     (11,445,000)
     Less the elimination of the historical stockholders' equity of Sixteen
       Restaurants................................................................    (2,974,000)
                                                                                    ------------
                                                                                    $  8,700,000
                                                                                    ============

(h) To record the reduction of depreciation expense associated with the reduction to the carrying amounts of the Timber Lodge and JBRI property and equipment (see note f). For the six months ended Fiscal 1998, the Timber Lodge and JBRI depreciation expense was reduced by $77,000 and $35,000, respectively. For Fiscal year ended 1997, the Timber Lodge and JBRI dpreciation expense was reduced by $130,000 and $70,000, respectiely.

(i) To record the amortization of the excess consideratin paid over the estimated fair value of the net assets acquired of Timber Lodge, the Sixteen Restaurants and JBRI as described in notes (c), (d) and (e). Amortization for the six months ended Fiscal 1998 and fiscal year ended 1997 is $127,000 and $254,000, respectively. These amounts have been reduced by $45,000 and 90,000, respectively to eliminate the amortization of pre-existing costs in excess of net assets acquired as such pre-existing costs in excess of net assets acquired are eliminated (see notes c and e).

(j) To adjust the tax provisions to reflect the state taxes due for Timber Lodge, JBRI and the Sixteen Restaurants. All Federal and California income taxes have been offset against the SBRG net operating loss carryforwards utilizing approximately $1,201,000 and $1,164,000 of the carryforwards in the six months ended June 30, 1998 and the fiscal year ended 1997, respectively.

(k) The following adjustments were made to the SBRG's historical shares outstanding:


                                                                    Timber Lodge          JBRI           Fidelity        Pro Forma
         Six Months Ended Fiscal 1998                 Historical    Acquisition        Acquisition        Warrant          Shares
         ----------------------------                 ----------    ------------       -----------       --------        ----------
         Basic weighted average shares                6,575,518       4,127,638         1,000,000        1,000,000       12,703,156
         Diluted weighted average shares              7,501,899       4,127,638         1,000,000          350,000(1)    12,979,537
         Shares outstanding                           6,576,485       4,127,638         1,000,000        1,000,000       12,704,123



                                                                    Timber Lodge          JBRI            Fidelity       Pro Forma
         Fiscal Year Ended 1997                       Historical    Acquisition        Acquisition        Warrant          Shares
         -----------------------                      ----------    ------------       -----------        --------       ----------
         Basic weighted average shares                6,292,691       4,127,638         1,000,000        1,000,000       12,420,329

         Diluted weighted average shares              7,752,000       4,127,638         1,000,000          586,000(1)    13,465,638

         Shares outstanding                           6,571,000       4,127,638         1,000,000        1,000,000       12,698,638


Note 1. The diluted weighted average share adjustment for the issuance of the Fidelity Warrant has been adjusted to take into account the warrant shares already included in the historical weighted average share amounts using the treasury stock method of 650,000 and 414,000 for the second quarter of fiscal 1998 and for fiscal year ended 1997, respectively.

(l) Occupancy and other operating expenses include franchise and licensing expense and depreciation and amortization.

(m) General and administrative expenses include advertising and litigation settlement and related costs.

(n) To establish a reserve for the net present value of the estimated excess of future minimum lease payments over operating cash flows on certain underperforming restaurants acquired. The reserves recorded for Timber Lodge and JBRI are $556,000 and $1,528,000, respectively.